UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

Shepherd’s Finance, LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-224557

Delaware	36-4608739
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

13241 Bartram Park Blvd., Suite 2401, Jacksonville, Florida 32258

(Address of principal executive offices, including zip code)

(302) 752-2688

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Dismissal of BDO USA, P.C.

(a) On August 10, 2026, Shepherd’s Finance, LLC (the “Registrant”) notified BDO USA, P.C. (“BDO”) that it will no longer be retaining BDO as its independent registered public accounting firm to audit the Registrant’s financial statements, effective immediately. The dismissal of BDO was approved by the Audit Committee of the Registrant’s Board of Managers (the “Audit Committee”).

BDO’s audit report on the Registrant’s financial statements for each of the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant’s two most recent fiscal years and the subsequent interim periods through August 10, 2026, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to that Item) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO would have caused it to make reference to the subject matter of the disagreement in connection with its report, or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Registrant has provided BDO with a copy of the disclosure made in response to this Item 4.01 and has requested that BDO provide a letter addressed to the U.S. Securities and Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to the request, BDO has provided the letter attached hereto as Exhibit 16.1.

Engagement of Schneider Downs & Co., Inc.

On August 10, 2026, the Registrant engaged Schneider Downs & Co., Inc. (“Schneider Downs”) as its new independent registered public accounting firm to audit the Registrant’s financial statements for the fiscal year ending December 31, 2026. The engagement of Schneider Downs was approved by the Audit Committee.

During the Registrant’s two most recent fiscal years and the subsequent interim period through August 10, 2026, neither the Registrant nor anyone on its behalf consulted with Schneider Downs regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report nor oral advice was provided to the Registrant that Schneider Downs concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from BDO USA, P.C.to the U.S. Securities and Exchange Commission dated August 12, 2026

104	Cover page interactive data file (embedded within the Inline XBRL document)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shepherd’s Finance, LLC

Date: August 12, 2026	By:	/s/ Daniel M. Wallach
Daniel M. Wallach
Chief Executive Officer and Manager